UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 11, 2005

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE AUTO FINANCE TRUST 2005-A

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

Delaware	333-106575	31-1750007
Delaware	333-106575-08	51-6565036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean,VA		22102
c/o Wilmington Trust Company, Rodney Square North 1100 North Market Street, Wilmington, Delaware		19890
(Address of principal executive offices)		(Zip Code)

(703) 720-1000
(302) 651-1119
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report):
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1 of  9

Item 8.01.                                                      Other Events

The April 2005 Monthly Servicer Report was distributed

May 11, 2005.

Item 9.01.                                                      Financial Statements and Exhibits

The following are filed as exhibits to this Report:

Exhibit 20.  April 2005 Monthly Servicer Report

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Auto Finance Trust 2005-A by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital One Auto Receivables, LLC

By:	/s/ Steve Richter
Name:	Steve Richter
Title:	Assistant Vice President

Capital One Auto Finance Trust 2005-A
By: Capital One Auto Receivables, LLC,
Depositor of the Capital One Auto
Finance Trust 2005-A

By:	/s/ Steve Richter
Name:	Steve Richter
Title:	Assistant Vice President

Date:                    May 11, 2005

2 of  9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

 FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE AUTO FINANCE TRUST 2005-A
(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

3 of  9

INDEX TO EXHIBITS

Exhibit Number

20.	April 2005 Monthly Servicer Report

4 of  9